HIGHLAND FUNDS I

Fund	Class A	Class C	Class Z
Highland Long/Short Equity Fund	HEOAX	HEOCX	HEOZX
Highland Long/Short Healthcare Fund	HHCAX	HHCCX	HHCZX
Highland Merger Arbitrage Fund	HMEAX	HMECX	HMEZX
Highland Opportunistic Credit Fund	HNRAX	HNRCX	HNRZX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 27, 2018 to the Prospectus for the Funds, dated October 31, 2017, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The disclosure in the Appendix of the Prospectus is replaced with the following:

Appendix

Intermediary Sales Charge Discounts and Waivers

Amended and Restated as of June 27, 2018

As described in the Prospectus, Class A and Class T Shares of the Funds, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class T shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A and Class T shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) or its affiliates.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Funds’ Prospectus.

Front-End Sales Charge Schedule for Class T Shares

(Morgan Stanley, Wells Fargo and RBC)

	Front-End Sales Charge		Maximum Dealers’ Reallowance
Your Investment	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)

Less than $250,000	2.50%	2.56%	2.50%

$250,000 but less than $500,000	2.00%	2.04%	2.00%

$500,000 but less than $1,000,000	1.50%	1.52%	1.50%

$1,000,000 or more	1.00%	1.01%	1.00%

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Effective April 10, 2017, if you purchase Fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in these Funds’ Prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the this Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (All share classes other than Class T Shares)

•	Breakpoints as described in this Prospectus.

•	Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HFI-PRO-SUPP3-0618

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